UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 14, 2010
Date of Report (Date of earliest event reported)

TIB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Florida	0000-21329	65-0655973
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
599 9th Street North, Suite 101 Naples, Florida		34102-5624
(Address of principal executive offices)		(Zip Code)
(239) 263-3344
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

           On September 14, 2010, the Company issued a letter to its shareholders describing the NASDAQ developments discussed in the Company’s Form 8-K filed on September 8, 2010 and the status of the pending investment by NAFH. The letter also contains a required communication of the previously announced Consent Order entered into by the Company’s subsidiary, TIB Bank, with the FDIC and the State of Florida Office of Financial Regulation. A Copy of the letter to shareholders is attached hereto as Exhibit 99.1 and is incorporated by reference herein. For additional information regarding the NAFH investment agreement and the transactions contemplated thereby, see the Company’s Form 8-K filed on June 30, 2010. For additional information regarding the Consent Order, see the Company’s Form 8-K filed on July 8, 2010.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Exhibits

99.1	Shareholder letter dated September 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIB FINANCIAL CORP.
Date: September 14, 2010	By:	/s/ Stephen J. Gilhooly
Stephen J. Gilhooly
Executive Vice President, Chief Financial Officer and Treasurer